CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,692
Total Outstanding Loan Balance	$1,476,497,374*	Min	Max
Average Loan Current Balance	$191,952	$4,957	$1,021,275
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.16%	4.78%	13.75%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% First Liens	97.4%
% Second Liens	2.6%
% Arms	90.1%
% Fixed	9.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,500,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	229,512	465,908,925	31.6	6.75	0.0	668	41.7	74.4	77.6	8.5	94.4	34.3	28.1	37.2	43.8	43.1
FICO 500-525 and LTV>65	196,906	49,423,477	3.3	8.49	0.0	512	42.9	77.6	91.5	4.3	99.3	71.4	3.5	25.1	0.0	28.9
FICO 525-550 and LTV>65	182,393	66,026,310	4.5	8.07	0.0	537	42.4	78.8	83.8	10.0	99.0	67.9	9.4	22.7	0.1	31.2
FICO 550-575 and LTV>65	191,296	103,108,723	7.0	7.66	0.0	563	41.6	82.3	86.1	7.8	96.2	64.8	12.5	22.4	3.4	26.5
FICO 575-600 and LTV>70	158,312	176,359,925	11.9	7.39	0.0	588	41.5	83.3	87.2	5.7	97.3	70.5	10.4	19.0	16.1	21.5
FICO 600-625 and LTV>70	178,207	233,450,532	15.8	7.11	0.0	612	41.8	83.6	85.7	6.6	96.7	62.3	13.7	23.9	30.4	26.2
FICO 625-650 and LTV>70	190,859	252,315,119	17.1	7.00	0.0	637	41.5	83.0	80.7	10.1	96.8	47.6	22.9	29.3	39.0	28.7
FICO 650-675 and LTV>80	172,491	66,409,174	4.5	7.32	0.0	662	41.2	90.9	78.2	4.8	87.1	56.7	15.2	27.5	30.0	31.6
FICO 675-700 and LTV>80	169,789	33,448,365	2.3	7.32	0.0	686	41.1	91.5	74.7	4.2	79.5	54.8	15.1	29.3	25.6	23.6
FICO 700-725 and LTV>80	183,622	17,994,976	1.2	7.45	0.0	711	41.6	91.2	74.3	13.7	78.2	30.6	36.9	31.8	20.7	41.6
FICO 725-750 and LTV>85	132,376	6,486,438	0.4	7.75	0.0	734	38.5	93.7	52.2	13.9	54.9	38.0	47.6	14.4	24.1	12.9
FICO 750-775 and LTV>85	160,644	4,016,106	0.3	7.38	0.0	761	39.4	93.5	58.4	14.4	79.9	66.0	15.6	18.5	2.9	19.8
FICO 775-800 and LTV>85	132,140	1,057,122	0.1	7.47	0.0	780	39.8	90.3	77.3	0.0	70.9	29.1	40.6	30.3	28.5	0.0
FICO=>800 and LTV>85	246,091	492,183	0.0	7.19	0.0	812	34.0	93.2	32.5	0.0	100.0	0.0	100.0	0.0	0.0	32.5
Total:	191,952	1,476,497,374	100.0	7.16	0.0	627	41.6	80.7	81.6	7.9	94.9	51.7	19.4	28.6	29.8	32.0

LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	189,915	1,360,737,668	92.2	7.17	0.0	629	40.7	80.8	81.4	8.0	95.1	50.2	20.1	29.4	31.7	32.3
LTV 0-60 and DTI>50	216,068	6,482,051	0.4	7.38	0.0	578	52.5	50.4	76.6	16.3	82.3	48.2	5.7	46.1	0.0	53.0
LTV 60-65 and DTI>50	237,950	3,093,352	0.2	7.04	0.0	590	52.8	62.8	91.6	0.0	100.0	66.3	8.4	25.3	0.0	31.0
LTV 65-70 and DTI>50	234,671	4,458,751	0.3	7.50	0.0	569	52.8	66.8	93.1	0.0	92.6	58.5	6.9	34.6	0.0	63.1
LTV 70-75 and DTI>50	301,268	10,544,363	0.7	7.27	0.0	584	52.6	72.1	81.1	8.0	100.0	58.6	4.7	36.8	1.8	59.0
LTV 75-80 and DTI>50	210,738	10,536,901	0.7	7.26	0.0	578	53.1	76.6	91.8	2.7	98.0	61.8	6.1	32.1	1.2	19.3
LTV 80-85 and DTI>50	207,928	47,407,672	3.2	6.86	0.0	610	52.8	80.4	83.3	7.6	94.6	73.5	14.9	11.6	11.2	22.4
LTV 85-90 and DTI>50	237,484	14,486,554	1.0	7.24	0.0	611	52.6	85.9	84.8	6.0	90.0	70.1	9.0	20.9	3.4	14.4
LTV 90-95 and DTI>50	233,799	15,898,363	1.1	7.34	0.0	617	52.6	90.2	84.0	4.0	80.8	75.8	11.9	12.3	5.9	23.5
LTV 95-100 and DTI>50	176,770	1,767,704	0.1	7.34	0.0	627	51.9	95.3	99.3	0.0	97.2	100.0	0.0	0.0	18.3	18.3
LTV=>100 and DTI>50	83,384	1,083,995	0.1	8.74	0.0	633	52.2	100.0	79.7	0.0	100.0	87.0	4.2	8.8	0.0	19.8
Total:	191,952	1,476,497,374	100.0	7.16	0.0	627	41.6	80.7	81.6	7.9	94.9	51.7	19.4	28.6	29.8	32.0

DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	196,067	795,442,005	53.9	6.95	0.0	662	38.3	81.3	78.9	8.1	93.1	43.0	24.9	31.6	39.6	33.1
DTI 0.1 - 20.0 & FICO<525	217,428	1,521,993	0.1	7.79	0.0	514	11.9	78.2	100.0	0.0	92.2	85.5	2.0	12.5	0.0	0.0
DTI 20.1 - 25.0 & FICO<525	119,243	1,073,187	0.1	8.47	0.0	517	23.1	75.2	100.0	0.0	100.0	81.8	0.0	18.2	0.0	29.1
DTI 25.1 - 30.0 & FICO<550	143,835	7,910,914	0.5	8.20	0.0	526	27.6	72.6	93.4	4.4	99.2	69.7	1.7	28.6	0.0	35.3
DTI 30.1 - 35.0 & FICO<575	164,700	22,893,326	1.6	8.04	0.0	544	32.4	76.2	86.6	6.2	98.0	60.5	16.0	23.4	1.6	18.6
DTI 35.1 - 40.0 & FICO<600	160,848	68,360,431	4.6	7.66	0.0	563	37.7	79.1	86.7	6.4	98.2	65.5	11.0	23.5	6.5	23.8
DTI 40.1 - 45.0 & FICO<625	179,334	145,619,456	9.9	7.45	0.0	582	42.7	79.7	86.6	6.5	97.9	62.7	8.3	29.0	18.5	32.1
DTI 45.1 - 50.0 & FICO<650	193,581	325,603,700	22.1	7.35	0.0	598	47.6	81.2	82.4	9.2	97.5	57.8	16.3	25.8	26.0	33.1
DTI 50.1 - 55.0 & FICO<675	213,883	105,872,266	7.2	7.22	0.0	590	52.5	78.9	86.7	5.4	93.8	70.3	10.6	19.1	7.1	28.5
DTI=>55.0 & FICO<700	200,009	2,200,097	0.1	6.88	0.0	609	56.1	78.2	97.3	0.0	90.1	74.4	7.9	17.7	0.0	34.8
Total:	191,952	1,476,497,374	100.0	7.16	0.0	627	41.6	80.7	81.6	7.9	94.9	51.7	19.4	28.6	29.8	32.0

Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	167,726	767,515,770	52.0	7.09	0.0	613	41.4	81.5	84.4	6.9	95.0	99.5	0.0	0.0	26.3	25.9
FICO 500-525 & Limited or Stated Doc	211,854	19,066,875	1.3	8.68	0.0	512	43.2	71.9	89.8	4.6	98.3	0.0	12.5	87.5	0.0	36.9
FICO 525-550 & Limited or Stated Doc	189,163	25,726,215	1.7	8.40	0.0	538	40.5	73.1	74.9	13.6	97.9	0.0	28.2	71.8	1.1	37.1
FICO 550-575 & Limited or Stated Doc	212,404	43,118,054	2.9	7.92	0.0	563	41.3	75.9	82.1	10.0	95.7	0.0	33.6	66.4	3.0	33.7
FICO 575-600 & Limited or Stated Doc	222,263	62,011,295	4.2	7.52	0.0	588	41.7	78.9	83.8	5.6	95.8	0.0	32.8	67.2	13.2	33.7
FICO 600-625 & Limited or Stated Doc	224,036	101,040,247	6.8	7.27	0.0	614	42.0	80.1	82.4	8.3	96.3	0.0	34.1	65.9	26.7	37.7
FICO 625-650 & Limited or Stated Doc	218,584	140,549,294	9.5	7.17	0.0	637	41.8	80.7	78.6	10.5	97.1	0.0	42.1	57.9	37.4	33.0
FICO 650-675 & Limited or Stated Doc	238,835	127,776,458	8.7	7.00	0.0	662	42.1	80.8	76.6	10.6	96.2	0.0	47.1	52.9	47.7	39.8
FICO 675-700 & Limited or Stated Doc	232,148	81,948,142	5.6	6.95	0.0	686	41.9	81.2	77.2	7.9	92.8	0.0	43.0	57.0	44.9	41.9
FICO 700-725 & Limited or Stated Doc	250,554	51,363,573	3.5	6.87	0.0	710	42.1	81.8	74.0	8.3	87.5	0.0	44.3	55.7	42.3	52.0
FICO 725-750 & Limited or Stated Doc	250,389	30,797,873	2.1	6.85	0.0	736	42.5	81.4	70.9	9.0	87.5	0.0	60.5	39.5	55.7	47.8
FICO 750-775 & Limited or Stated Doc	255,843	16,373,980	1.1	6.79	0.0	760	40.9	80.8	71.9	3.7	91.8	0.0	46.0	54.0	48.5	38.5
FICO 775-800 & Limited or Stated Doc	257,372	7,206,409	0.5	6.80	0.0	785	45.4	79.1	84.8	0.0	81.6	0.0	42.6	57.4	36.6	50.2
FICO=>800 & Limited or Stated Doc	333,865	2,003,189	0.1	6.76	0.0	807	38.5	83.5	67.3	0.0	100.0	0.0	40.7	59.3	31.9	39.9
Total:	191,952	1,476,497,374	100.0	7.16	0.0	627	41.6	80.7	81.6	7.9	94.9	51.7	19.4	28.6	29.8	32.0

IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	169,948	1,037,192,153	70.2	7.37	0.0	615	41.5	80.7	83.0	7.0	93.8	54.2	16.5	29.0	0.0	23.8
FICO 525-550 & InterestOnly	186,752	373,505	0.0	6.98	0.0	529	22.5	59.1	100.0	0.0	100.0	21.4	0.0	78.6	100.0	78.6
FICO 550-575 & InterestOnly	320,370	3,524,070	0.2	6.94	0.0	567	39.5	80.0	77.6	0.0	86.5	62.7	5.1	32.2	100.0	42.5
FICO 575-600 & InterestOnly	260,288	31,494,792	2.1	7.02	0.0	590	41.0	80.5	80.3	9.3	98.7	73.9	6.3	19.8	100.0	40.2
FICO 600-625 & InterestOnly	266,245	74,016,246	5.0	6.81	0.0	614	42.2	81.5	83.0	9.3	98.3	63.6	13.7	22.7	100.0	48.2
FICO 625-650 & InterestOnly	262,216	104,361,948	7.1	6.68	0.0	637	41.9	80.1	75.7	14.0	99.7	49.7	24.6	25.8	100.0	46.3
FICO 650-675 & InterestOnly	279,511	100,344,399	6.8	6.67	0.0	662	42.0	81.0	80.5	8.3	97.9	39.1	32.5	28.3	100.0	51.0
FICO 675-700 & InterestOnly	294,590	55,677,464	3.8	6.55	0.0	685	41.7	80.7	79.9	6.5	96.4	33.9	27.1	39.0	100.0	59.1
FICO 700-725 & InterestOnly	302,172	33,541,112	2.3	6.45	0.0	711	42.6	80.1	72.1	11.7	96.7	35.2	33.9	30.9	100.0	61.2
FICO 725-750 & InterestOnly	294,616	20,917,732	1.4	6.49	0.0	737	43.7	80.6	71.6	10.0	92.1	18.0	60.2	21.8	100.0	68.7
FICO 750-775 & InterestOnly	298,059	9,835,933	0.7	6.51	0.0	761	40.2	79.5	65.2	6.2	91.0	19.3	40.6	40.1	100.0	48.6
FICO 775-800 & InterestOnly	305,201	4,578,020	0.3	6.30	0.0	787	44.8	78.5	94.4	0.0	94.9	42.4	40.7	16.9	100.0	55.4
FICO=>800 & InterestOnly	640,000	640,000	0.0	6.49	0.0	803	35.2	80.0	100.0	0.0	100.0	0.0	0.0	100.0	100.0	100.0
Total:	191,952	1,476,497,374	100.0	7.16	0.0	627	41.6	80.7	81.6	7.9	94.9	51.7	19.4	28.6	29.8	32.0